The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com
Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions
Subsidiary Directors, Officers and Counsel

Cincinnati, February 2, 2015 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 30, 2015, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

William H. Van Den Heuvel, senior vice president responsible for personal lines, was appointed as a director for all property casualty insurance subsidiaries.

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotions to Vice President:
Robert E. Bernard, CPCU, AIM - Personal Lines
Thomas J. Lupinetti, CPCU, ALCM, AIM, ARM, CSP - Loss Control
Timothy D. Morris, CPCU, APA - Premium Audit
Todd E. Taylor - Information Technology

Promotions (New Appointments) to Vice President:
Vicki W. Hill - Personal Lines
John C. Sence - Personal Lines

Promotions to Assistant Vice President:
B. Scott Albaugh, CPCU, AIM - Commercial Lines
Kim A. Beckman, PMP - Information Technology
Elizabeth E. Ertel, CPCU, AIM, API, AINS - Corporate Communications
William L. Gregory, SCLA - Headquarters Claims
Michael D. Hingsbergen, PMP - Information Technology

Promotions to Secretary:
Jennifer S. Baker, CPCU, AIM, ARM, AU - Commercial Lines
Mitchell D. Carson, ALCM, ARM, CSP - Loss Control
Stephen M. Corbly, CPCU, AIM - Commercial Lines
Kevin S. Getz, CPCU, AIM, CIC - Target Markets
Ryan M. Osborn - Information Technology
Brad E. Spicer, AIC, AIS - Headquarters Claims
Elizabeth G. Stephens, AIM - Commercial Lines

Promotions (New Appointments) to Assistant Secretary:
Daniel R. Brewer, AIC, AIM, AIS - Headquarters Claims
Julie L. Brown - Business Intelligence Competency
Lynn M. Dassel, CPCU, AIM, AU - Commercial Lines
Rebecca J. Duff, ARM - Loss Control
Sandra K. Edward, CPCU, APA, CIC, CRM - Premium Audit
Susan L. Erickson - Information Technology

Kirsten I. Faherty - Corporate Communications
Patrick G. Foltyn - Government Relations
Edwin J. Hehn, AFSB - Management Liability & Surety
Thomas A. Heming, CIC - Sales & Marketing
Michael J. Lane, CPCU, AIM, AINS, AIT, API, ASLI - Information Technology
Randall W. Mitchell, AIC - Headquarters Claims
John P. O’Hara, Jr., AIC - Headquarters Claims
Susanne M. Roberts, CPCU, AIM, API - Personal Lines
Robert L. Schlosser, Jr. - Information Technology

Promotion to Lead Educational Institution Liability Litigation Attorney:
Matthew R. Skinner - Associate Counsel, Legal-Litigation

Promotions (New Appointments) to Associate Counsel:
Douglas H. Fisher - Legal-Litigation
Robert P. Hurley - Legal-Litigation

The Cincinnati Life Insurance Company:

Promotion to Vice President:
Todd E. Taylor*

Promotions to Assistant Vice President:
Kim A. Beckman*
Michael D. Hingsbergen*

Promotion to Secretary:
Ryan M. Osborn*

Promotions (New Appointments) to Assistant Secretary:
Julie L. Brown*
Susan L. Erickson*
Patrick G. Foltyn*
Michael J. Lane*
Robert L. Schlosser, Jr.*

Promotions (New Appointments) to Associate Counsel:
Douglas H. Fisher*
Robert P. Hurley*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion to Vice President:
Scott E. Hintze, CPCU, AIM, ASLI, AU, CIC, CRM

Promotions to Assistant Vice President:
Dawn S. Chapel, CPCU, AIM, AIS, APA, ARe, ASLI, AU, CRIS
Michael T. Luebbe, CPCU, AIM, ASLI

Promotion to Secretary:
Joseph M. Dempsey, AIM, AINS, ASLI

CSU Producer Resources Inc.:

Promotion to Vice President:
Scott E. Hintze*

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit www.cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                    Fairfield, Ohio 45014-5141